Due to a printing error, the chart on page 4, "Consistency of Performance...Over
the  Long  Term",  of  the  Bond-Debenture   Annual  Report  contains  incorrect
information and should be disregarded.

The chart should read as follows:

The Fund produced positive total returns 18 out of the last
20 calendar years(1)(2)


Consistency of Performance...

Over the Short Term: Over the last 20 calendar years between 1979 and 1999, Lord Abbett Bond-Debenture Fund shareholders holding the Fund for any 3-year period earned a positive total return.(1)

Over the Long Term: Over the last 20 calendar years between 1979 and 1999, Lord Abbett Bond-Debenture Fund shareholders holding the Fund for any 10-year period earned average annual total returns of at least 9% per year.(1)

Average Annual Total Returns for 10-Year Periods Ending December 31:(2)

1979-   1980-    1981-    1982-    1983-    1984-   1985-    1986-    1987-    1988-   1989-    1990-
1988    1989     1990     1991     1992     1993    1994     1995     1996     1997    1998     1999

11.0%   10.8     9.0%     12.0%    11.0%    10.9%   9.9%     9.6%     9.6%     10.7%   9.8%     10.2%

(1) All periods end December 31. Assumes investment in Class A shares at maximum offering price. Total return is the percent change in value, assuming the reinvestment of all distributions.

(2)  At Net Asset Value. Past performance does not guarantee future results.


Should you have any questions, please contact Lord Abbett at 1-888-L-ABBETT (888-522-2388).

[LOGO]